Diodes Incorporated (DIOD) Plano, TX, USA Fourth Quarter 2025 Financial Results February 10, 2026 Exhibit 99.2

Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth above that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such statements include statements containing forward-looking words such as “expect,” “anticipate,” “aim,” “estimate,” and variations thereof, including without limitation statements, whether direct or implied, regarding expectations of that for the first quarter of 2026, we expect revenue to be approximately $395 million plus or minus 3 percent; we expect GAAP gross margin to be 31.5 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 26.5 percent of revenue, plus or minus 1 percent; we expect net interest income to be approximately $1.0 million; we expect our income tax rate to be 18.5 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the first quarter are anticipated to be approximately 46.4 million. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that such expectations may not be met; the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses may not continue as rapidly as we anticipate; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; risks of domestic and foreign operations, including excessive operating costs, labor shortages, higher tax rates, and our joint venture prospects; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on February 10, 2026, titled, “Diodes Incorporated Reports Fourth Quarter Fiscal 2025 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

About Diodes Incorporated Diodes delivers analog and power solutions through its high-quality semiconductor products to the world’s leading companies in the automotive, industrial, computing, consumer electronics, and communications markets. 67 Years in business 34 Consecutive years of profitability ~8000 Number of employees 1.48Bn Annual Revenue >45Bn >28K Number of products (SKU) shipped >50K Number of customers 42% of product revenue from automotive/industrial Stock Symbol Number of units shipped DIOD FY 2025 Vision: Inspire future technology through leading semiconductor solutions Our Core Values: Integrity, Commitment, Innovation

$Billion Financial Targets Goal 1: $1B Market Cap - 2010 Goal 2: $1B Revenue- 2017 Goal 3: $2.5B Revenue $1B Gross Profit (40% GM) Goal 4: $1B Profit Before Tax 3-Year Targets (2028): $2B Revenue Gross Profit: $700M Gross Margin: 35%+ Non-GAAP EPS: $4.00+

Automotive Connected driving, comfort/style/safety, electrification/powertrain Industrial Embedded systems, industrial automation, medical, energy management, smart buildings Computing AI data center including AI server, storage, and edge AI Consumer IoT: wearables, home automation, home appliances, and charging solutions Communications Smart phones, telecom, enterprise networking, smart infrastructure including space-based connectivity 58% of revenue 42% of revenue (Q4 2025) (Q4 2025) Targeted Market Segments

Profitability Growth Track Record of Continued Performance Annual Revenue Gross Profit ($ in millions) ($ in millions) CAGR: 10% (2005 – 2025) CAGR: 10% (2005 - 2025) 13%

4Q FY25 Highlights 4Q revenue grew 15% year-over-year, which is the fourth consecutive quarter of year-over-year growth & automotive hit record 20% Strong balance sheet with $382 million in cash and cash equivalents*; $56 million in total debt * Cash and cash equivalents, restricted cash, and short-term investments Full year 2025 cash flow from operations increased 80% to $215.5 million Free cash flow per share increased to $2.95 in 2025 from $1.00 per share in 2024 Full year 2025 revenue grew 13%, which is the highest level of annual growth since 2021 Guiding 1Q 2026 revenue to increase 19% year-over-year

4Q FY25 Performance * Cash and cash equivalents, restricted cash, and short-term investments $391.6M - 0.2% Q-Q Revenue $121.9M 31.1% + 40bps Q-Q GAAP Gross Margin $0.34 -8.1% Q-Q Non-GAAP EPS $15.7M -8.7% Q-Q Non-GAAP Net Income $41.9M EBITDA 10.7% of Revenue Cash Flow from Ops 9.7% of Revenue Strong Balance Sheet $382M/$56M Cash*/Debt $38.1M +1.2% Q-Q GAAP Gross Profit

Revenue Profile for Fourth Quarter 2025 By End Market Computing Consumer Industrial Communications Automotive 17% 13% 28% 22% 20% By Channel Distribution Direct 65% 35% By Region Asia Pacific Europe Americas 78% 12% 10%

Quarterly Performance Gross Profit ($ Millions) Revenue ($ Millions) 4Q revenue increased 15% year-over-year Fourth consecutive quarter of double-digit YoY growth Growth driven by 25% increase in Computing for AI-related server applications as well as double-digit increases in Automotive & Industrial Began to realize initial improvements in gross margin as product mix benefited from growth in the Automotive market Future margin expansion will be driven by increasing contribution from higher-margin Automotive and Industrial end markets, new products as well as improved loading across manufacturing facilities

Income Statement – Fourth Quarter 2025 ($ in millions, except EPS) 4Q24 3Q25 4Q25 Net sales 339.3 392.2 391.6 Gross profit (GAAP) 110.9 120.5 121.9 Gross profit margin % (GAAP) 32.7% 30.7% 31.1% Net income (GAAP) 8.2 14.3 10.2 Net income (non-GAAP) 12.5 17.2 15.4 Diluted EPS (non-GAAP) 0.27 0.37 0.34 Cash flow from operations 81.8 79.1 38.1 EBITDA (non-GAAP) 40.7 46.6 41.9

Balance Sheet ($ in millions) Dec 31, 2023 Dec 31, 2024 Dec 31, 2025 Cash* 329 322 382 Inventory 390 475 472 Current assets 1,187 1,224 1,257 Total assets 2,368 2,386 2,448 Total debt 62 52 56 Total liabilities 558 517 510 Total equity 1,810 1,869 1,938 * Cash and cash equivalents, restricted cash, and short-term investments

Revenue to be ~$395 million, +/- 3.0% representing 19% growth over the prior year period and a slight increase sequentially at the mid-point, which is significantly better than typical seasonality GAAP gross margin of 31.5%, +/- 1% Non-GAAP operating expenses 26.5% of revenue, +/- 1%, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets Net interest income of ~$1.0 million Income tax rate to be 18.5%, +/- 3% Shares used to calculate diluted EPS are approximately 46.4 million Amortization of $3.9 million, after tax, for previous acquisitions is not included in these non-GAAP estimates *Guidance as provided on February 10, 2026 Business Outlook - First Quarter 2026

Investment Summary Vision: Inspire future technology through leading semiconductor solutions. Mission: Deliver profitability growth through advanced analog and power solutions that enable innovation and efficiency across high-growth markets. 3-year Target : $2B revenue and $4+ non-GAAP EPS Strategic Priorities: Total system solutions sales approach and content expansion driving growth Focus on key accounts Increased focus on high-margin automotive, industrial, data center, analog and power solutions Investment for technology leadership in target products, fab processes, and advanced packaging Accelerate fab process and product qualifications

Reconciliation of Net Income to Adjusted Net Income (in thousands, except per share data) (unaudited) Note: Included in GAAP net income and non-GAAP adjusted net income was approximately $5.3 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP diluted earnings per share would have improved by $0.12 per share. For the three months ended December 31, 2025

GAAP to Non-GAAP Reconciliation Note: Included in GAAP net income and non-GAAP adjusted net income was approximately $5.3 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP diluted earnings per share would have improved by $0.11 per share. (in thousands, except per share data) (unaudited) For the three months ended December 31, 2024